UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2026

Remitly Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40822	83-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
401 Union Street, Suite 1000
Seattle, WA 98101
(Address of Principal Executive Offices and Zip Code)
(888) 736-4859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RELY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
On October 26, 2026, Remitly Global, Inc. (“Remitly Global”) entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement (the “Credit Agreement”), among Remitly Global, Remitly, Inc. (“Remitly, Inc.” and, together with Remitly Global, collectively referred to as “Remitly”), the financial institutions party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as issuing bank, administrative agent, and collateral agent (the “Agent”). The Amendment amended the Credit Agreement to increase the aggregate amount of the secured revolving credit facility from $550,000,000 to $1,000,000,000 (the “Facility”) and to increase the letter of credit sub-facility from $200,000,000 to $400,000,000.
Remitly anticipates using the proceeds from the Facility primarily to support prefunding of customer flows within Remitly’s global remittance business and also for general corporate purposes.
The description of the Amendment above is a summary and is qualified in its entirety by the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement.
Please see Item 1.01 above, which information is incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1
Amendment No. 2, dated October 26, 2026, to Credit Agreement dated as of June 24, 2025, among Remitly Global, Inc., Remitly, Inc., the financial institutions party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remitly Global, Inc.

Date: October 30, 2026	By:	/s/ Vikas Mehta
Vikas Mehta
Chief Financial Officer
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